                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 26, 2005
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                       CORTELCO SYSTEMS PUERTO RICO, INC.
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             (Exact name of registrant as specified in its charter)

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
            PUERTO RICO           000-49626         66-0567491
    (State or other jurisdiction  (Commission      (IRS Employer
         of incorporation)        File Number)  Identification No.)

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
   ROAD 156 KM. 58.2 VALLE TOLIMA, CAGUAS    00725
  (Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code (787) 758-0000
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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         ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
                     DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         On January 26, 2005, Cortelco Systems Puerto Rico, Inc. (the "Company") announced the resignation of Lanny N. Lambert as Director of the Company and formally appointed Water D. Duffey to fill the vacant board position. Mr. Duffey was appointed to the Audit and Compensation Committees of the Board.

         Mr. Duffey has been Vice President of Operations of Cortelco, Inc. since March 1998. Prior to his appointment to Vice President of Operations, he held the positions of Director of Operations and Product Manager after joining Cortelco in 1996. From 1987-1996, Mr. Duffey held the positions of Material Manager and Operations Manager with CECO Door Products. Prior to 1987, he held numerous supervisory and management positions with ITT Telecommunications.

         Mr. Duffey has over thirty years of experience in various business activities related to product and inventory management, accounting, manufacturing, distribution management and operations management. He is a certified practitioner of the American Production and Inventory Control Society and holds a Bachelor of Science degree in Business Administration with minors in Accounting and Economics from Union University in Jackson, Tennessee.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date: January 26, 2005


                                        CORTELCO SYSTEMS PUERTO RICO, INC.


                                        By: /s/ Robert Schnabl
                                            -----------------------------------
                                            Robert Schnabl
                                            President and Chief Executive
                                            Officer